UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

________________

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240 14a-12

Williams Rowland Acquisition Corp.
(Name of Registrant as Specified in its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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WILLIAMS ROWLAND ACQUISITION CORP.
450 Post Road East, Suite 120
Westport, CT 06880

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 24, 2023

TO THE STOCKHOLDERS OF
WILLIAMS ROWLAND ACQUISITION CORP.

On behalf of the Board of Directors of Williams Rowland Acquisition Corp. (the “Company,” “Williams Rowland” or “we”), we invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 4:00 p.m. Eastern Time on Monday, July 24, 2023. Williams Rowland will be holding the Special Meeting via teleconference using the following dial-in information:

US and Canada Toll Free	1-800-450-7155
International Toll	+1 857-999-9155
Conference ID	3409674#

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/williamsrowland/2023. We are first mailing these materials to our stockholders on or about July 14, 2023.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i) Proposal 1 — A proposal to amend Williams Rowland’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which Williams Rowland has to consummate a business combination up to eight (8) times (the “Extension Amendment”), each such extension for an additional one (1) month period (each an “Extension”), from July 29, 2023 to March 29, 2024 (such date actually extended being referred to as the “Extended Termination Date”) (we refer to this proposal as the “Extension Amendment Proposal”);

(ii) Proposal 2 — A proposal to amend Williams Rowland’s Charter to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (or any successor rule)) of less than $5,000,001 upon consummation of a Business Combination(the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment” and such proposal the “Redemption Limitation Amendment Proposal”) and

(iii) Proposal 3 — A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposals or otherwise as the chairman of the Special Meeting shall deem necessary (we refer to this proposal as the “Adjournment Proposal”).

The Company is still in the process of identifying a potential business combination target company (the “Target”) for its initial business combination (the “Initial Business Combination”).

The purpose of the Extension Amendment Proposal is to allow the Company additional time to identify a Target and complete an Initial Business Combination. The Company’s prospectus for its initial public offering (“IPO”) and its Charter provided that the Company had until January 29, 2023 (the “Original Termination Date”) to complete an Initial Business Combination. On December 22, 2022, stockholders approved an amendment to extend the Original Termination Date to July 29, 2023 (the “Amended Termination Date”). There is not sufficient time before the Amended Termination Date for the Company to identify a Target and file with the Securities and Exchange Commission (“SEC”) a registration statement under the Securities Act of 1933, as amended (the “Initial Business Combination Registration Statement”), have it declared effective and consummate the Initial Business Combination. Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an Initial Business Combination.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Sponsor or its designee will deposit into the trust account established in connection with the IPO (the “Trust Account”) as a loan (a “Contribution,” and the Sponsor or its designee making such Contribution, a “Contributor”), for each month of the Extension, an amount equal to the lesser of (i) $50,000 or (ii) $0.02 per public share multiplied by the number of public shares outstanding, for an aggregate deposit of up to $400,000 if all monthly Extensions are exercised. Contributions will be made one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a Business Combination for an additional month (the “Contribution Date”). The Contributions will be evidenced by a non-interest bearing, unsecured promissory note to the Contributor (the “Contribution Note”) and will be repayable by the Company upon the earlier of the consummation of a Business Combination or the liquidation of the Company (the “Maturity Date”). If the Company does not consummate a Business Combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension. No Contribution will occur if the Extension Amendment Proposal is not approved or the Extension is not implemented. If the Company has consummated a Business Combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

If the Extension Amendment Proposal is approved, the Company would have up to an additional eight months after the Amended Termination Date to consummate an Initial Business Combination or until March 29, 2024, which is a total of up to 33 months to complete an Initial Business Combination after the Company’s IPO.

The Board has fixed the close of business on June 21, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 9,216,135 shares of common stock, $0.0001 par value, (the “Common Stock”), issued and outstanding. Only holders of record of the Company’s Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

Background

Williams Rowland was incorporated in Delaware on March 2, 2021 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. As disclosed in the Company’s prospectus dated July 26, 2021 in connection with its initial public offering (the “IPO”), pursuant to the Trust Agreement and the Company’s Charter, Williams Rowland had until January 29, 2023 to complete a business combination. In December 2022, stockholders approved an extension of such deadline from January 29, 2023 to July 29, 2023.

Williams Rowland and its board of directors have determined that there will not be sufficient time before July 29, 2023 to identify a Target, negotiate an agreement, hold a Special Meeting to obtain stockholder approval of, and to consummate, an Initial Business Combination. Accordingly, Williams Rowland’s board has determined that, given Williams Rowland’s expenditure of time, effort and money on identifying a suitable company as a target business and completing its initial business combination, it is in the best interests of its stockholders to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal in order to amend the Charter. Assuming that the Extension Amendment Proposal is so approved, and the Charter is amended, Williams Rowland will have to consummate an Initial Business Combination on or before the Extended Termination Date.

Unless the Redemption Limitation Amendment Proposal is approved, we may not proceed with the Extension Amendment if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption at the time of our initial business combination such that the Company’s net tangible assets would be less than $5,000,001 upon the completion thereof, the Amended and Restated Charter could prevent the Company from completing the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination and certain other events, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended (the “Securities Act”), because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the NYSE American (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

You are not being asked to vote on any business combination at this time. If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is implemented and you do not elect to redeem your shares of Common Stock now, you will retain the right to vote on an Initial Business Combination when it is submitted to stockholders and the right to redeem your shares of Common Stock into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated an Initial Business Combination by the Extended Termination Date.

If Williams Rowland’s board of directors determines that Williams Rowland will not be able to consummate an Initial Business Combination by the Extended Termination Date, Williams Rowland would then look to wind up the Company’s affairs and redeem 100% of the outstanding Public Shares of Common Stock.

In connection with the Extension Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to Williams Rowland to pay franchise and income taxes, divided by the number of then-outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. An Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares of common stock when the Initial Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Each redemption of Public Shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $35.9 million of marketable securities as of June 30, 2023 (as adjusted for a July withdrawal of interest to pay taxes). Based upon the amount on deposit in the Trust Account as of that date, Williams Rowland anticipates that the per share redemption price will be approximately $10.36. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if Williams Rowland has not completed an Initial Business Combination by the Extended Termination Date. Our Sponsor, our officers and directors and our other initial stockholders, own an aggregate of 6,096,921 shares of our Common Stock (which include 375,000 shares of common stock purchased by three anchor investors for nominal consideration) and 368,402 shares which the Sponsor agreed to transfer to certain holders in connection with non-redemption agreements executed in connection with the December 2022 meeting) which we refer to as the “Founder Shares.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or by July 20, 2023) in accordance with the instructions herein. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of June 30, 2023, there was approximately $35.9 million in the Trust Account (as adjusted for a July withdrawal of interest to pay taxes). The closing price of the Company’s common stock on June 21, 2023 was $10.33. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not approved, and we do not consummate an Initial Business Combination by July 29, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares of common stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares of common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In the event of a liquidation, our sponsors, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of Common Stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal. The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to extend the date by which we must consummate our Initial Business Combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our board will retain the right to abandon and not implement the Extension Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on June 21, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ David B. Williams
David B. Williams
Chief Executive Officer
July 14, 2023

WILLIAMS ROWLAND ACQUISITION CORP.
450 Post Road East, Suite 120
Westport, CT 06880

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 24, 2023

To the Stockholders of Williams Rowland Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Williams Rowland Acquisition Corp. (“Williams Rowland”), a Delaware corporation, will be held on July 24, 2023, at 4:00 p.m. Eastern Time. The Company will be holding the Special Meeting via teleconference using the following dial-in information:

US Toll Free	1-800-450-7155
International Toll	+1 857-999-9155
Participant Passcode	3409674#

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

1. a proposal to amend Williams Rowland’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which Williams Rowland has to consummate a business combination on a month-to-month basis up to eight (8) times (the “Extension Amendment”), each such extension for an additional one (1) month period (each an “Extension”) from July 29, 2023 to March 29, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date”) (we refer to this proposal as the “Extension Amendment Proposal”);

2. a proposal to amend the Amended and Restated Charter pursuant to amendments to the Amended and Restated Charter in the form set forth in paragraphs 5, 6, 7 and 8 of Annex A to the Proxy Statement to eliminate from the Amended and Restated Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (or any successor rule)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment” and such proposal the “Redemption Limitation Amendment Proposal”);

3. a proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal or otherwise as the chairman of the Special Meeting shall deem necessary (we refer to this proposal as the “Adjournment Proposal”); and

4. To act on such other matters as may properly come before the Special Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on June 21, 2023 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors
/s/ David B. Williams
Chief Executive Officer

Westport, CT

July 14, 2023

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 24, 2023. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT WWW.CSTPROXY.COM/WILLIAMSROWLAND/2023.

WILLIAMS ROWLAND ACQUISITION CORP.
450 Post Road East, Suite 120
Westport, CT 06880

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 24, 2023
FIRST MAILED ON OR ABOUT JULY 14, 2023

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Williams Rowland Acquisition Corp. (“the Company,” “Williams Rowland” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on July 24, 2023 at 4:00 p.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. Williams Rowland will be holding the Special Meeting, and any adjournments thereof, via teleconference using the following dial-in information:

US Toll Free	1-800-450-7155
International Toll	+1 857-999-9155
Participant Passcode	3409674#

The principal executive office of the Company is 450 Post Road East, Suite 120, Westport, CT 06880, and its telephone number, including area code, is (203) 353-7610.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.      Proposal 1 — A proposal to amend Williams Rowland’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which Williams Rowland has to consummate a business combination up to eight (8) times on a month-to-month basis, each such extension for a one-month period (each an “Extension”) from July 29, 2023 until March 29, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date”) (we refer to this proposal as the “Extension Amendment Proposal”);

2.      Proposal 2 a proposal to amend the Amended and Restated Charter pursuant to amendments to the Amended and Restated Charter in the form set forth in paragraphs 5, 6, 7 and 8 of Annex A to the Proxy Statement to eliminate from the Amended and Restated Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (or any successor rule)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment” and such proposal the “Redemption Limitation Amendment Proposal”); and

3.      Proposal 3 — A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposals or otherwise as the chairman of the Special Meeting shall deem necessary (we refer to this proposal as the “Adjournment Proposal”); and

4.      To act on such other matters as may properly come before the Special Meeting or any adjournment thereof.

Background

Williams Rowland was incorporated in Delaware on March 10, 2021 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. As disclosed in the Company’s prospectus dated July 26, 2021 in connection with its initial public offering (the “IPO”), pursuant to the Trust Agreement, and the Company’s Charter, if Williams Rowland was unable to complete its initial business combination within eighteen (18) months of its IPO, it would (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the warrants, which will expire worthless if the Company fails to complete the Initial Business Combination, defined below, by July 29, 2023. As promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, Williams Rowland would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Company is still in the process of identifying a potential business combination target company (the “Target”) for an initial business combination (the “Initial Business Combination”).

The purpose of the Extension Amendment Proposal is to allow the Company additional time to find an appropriate company as a target in order to complete an Initial Business Combination. The Company’s prospectus for its IPO and its Charter provided that the Company had until January 29, 2023 (the “Original Termination Date”) to complete an initial business combination. On December 22, 2022, stockholders approved an amendment to the Charter to extend the Original Termination Date to July 29, 2023. There is not sufficient time before July 29, 2023 for the Company to complete an Initial Business Combination given the projected timetable to identify a target, negotiate an agreement and prepare and file a registration statement under the Securities Act of 1933 (the “Initial Business Combination Registration Statement”) with the Securities and Exchange Commission (the “SEC”) and having it declared effective prior to holding a Special Meeting of the Company to consider an Initial Business Combination. Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination.

If the Extension Amendment Proposal is approved, the Company would have until March 29, 2024 to consummate the Initial Business Combination, which is a total of up to 33  months to complete an Initial Business Combination after the Company’s IPO.

The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the completion of a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption at the time of our initial business combination such that the Company’s net tangible assets would be less than $5,000,001 upon the completion thereof, the Amended and Restated Charter could prevent the Company from completing the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination and certain other events, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended (the “Securities Act”), because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Proposals or otherwise as the chairman of the Special Meeting shall deem necessary.

The Board has fixed the close of business on June 21, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 9,216,135 shares of common stock, $0.0001 par value, issued and outstanding (the “Common Stock”). We sold 23,000,00 shares to the public in the IPO of which 3,466,135 remain outstanding after redemptions (the “Public Shares”) and 5,750,000 shares of our Common Stock (which include 375,000 shares of common stock purchased by three anchor investors for nominal consideration) were held by our sponsors, officers and directors which we refer to as the “Founder Shares.

Only holders of record of the Company’s Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

The purpose of the Extension Amendment Proposal is to allow Williams Rowland more time to complete its Initial Business Combination. Williams Rowland’s Charter provides that Williams Rowland has only until July 29, 2023 to complete a business combination.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q.     What is being voted on?

A.     You are being asked to consider and vote upon (x) a proposal to amend the Company’s Charter (such amendment, the “Extension Amendment Proposal”) to allow the Board to extend the date to consummate a business combination on an as-needed, month-to-month basis, from July 29, 2023 to March 29, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date”), without another stockholder vote, the date by which, if the Company has not consummated a merger, merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination involving one or more businesses or entities, the Company must: (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to Williams Rowland (net of taxes payable), divided by the number of then outstanding shares of common stock (including the right to receive further liquidation distributions, if any), subject to applicable law; (y) a proposal to amend the Charter to eliminate the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) of less than the Redemption Limitation, $5,000,001, in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and (z) a proposal to adjourn the Special Meeting if necessary.

Q.     Why is the Company proposing the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal?

A.     Williams Rowland was incorporated in Delaware on March 10, 2021 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. On July 29, 2021, the Company consummated its initial public offering (“IPO”) and the underwriters’ exercise of over-allotment option on August 5, 2021. Simultaneously with the closing of the IPO and the exercise of the exercise by the underwriter of its over-allotment option on August 5, 2021, the Company consummated the private placement for the sale of private warrants (“Private Placement”) with Williams Rowland Sponsor LLC and WRAC Ltd (collectively referred to as the “Sponsors”) containing an aggregate of 11,100,000 redeemable warrants (the “Warrants”) each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share. $234,600,000 from the net proceeds of the securities sold in the IPO and the Private Placement was placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”) for the benefit of the persons holding Public Shares (“Public Stockholders”).

Our Charter provides for the return of the IPO proceeds held in the trust account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before July 29, 2023. The Company has not yet identified a potential business combination target company (a “Target”) for an initial business combination (the “Initial Business Combination”) but believes it will be able to consummate an Initial Business Combination prior to the Extended Deadline.

The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, the Public Stockholders of the Company should be given an opportunity to consider and vote on an Initial Business Combination. We do not believe that we will have sufficient time to consummate an Initial Business Combination prior to July 29, 2023. Therefore, we are seeking approval of the Extension Amendment Proposal.

The Board believes that it is in the best interests of the stockholders to continue the Company’s existence in order to allow the Company more time to complete the Initial Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to extend the Company’s corporate existence and time to complete the Initial Business Combination.

The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the completion of a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption at the time of our initial business combination such that the Company’s net tangible assets would be less than $5,000,001 upon the completion thereof, the Amended and Restated Charter could prevent the Company from completing the business combination even if all other conditions to closing are met.

YOU ARE NOT BEING ASKED TO VOTE ON THE INITIAL BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION AMENDMENT PROPOSAL AND THE REDEMPTION LIMITATION AMENDMENT PROPOSAL ARE APPROVED AND THE EXTENSION AMENDMENTS ARE FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE INITIAL BUSINESS COMBINATION WHEN IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE INITIAL BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE (OR THE ADDITIONAL EXTENSION DATE, IF APPLICABLE).

Q.     Why should I vote for the Extension Amendment Proposal?

A.     The Board believes stockholders will benefit from the Company’s consummating an Initial Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete the Initial Business Combination. Approval of the Extension Amendment Proposal would give the Company additional time to identify a target and complete an Initial Business Combination and would allow you as a stockholder the benefit of voting for the Initial Business Combination and remaining a stockholder in the post-business combination company, if you desire.

Accordingly, we believe that the Extension Amendment Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

The Company has agreed that in connection with each monthly extension it will deposit, or cause to be deposited, into the Trust Account the lesser of $50,000 or $0.02 per Public Share that remains outstanding after the special meeting.

Q:     Why should I vote for the Redemption Limitation Amendment Proposal?

The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the completion of a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption at the time of our initial business combination such that the Company’s net tangible assets would be less than $5,000,001 upon the completion thereof, the Amended and Restated Charter could prevent the Company from completing the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination and certain other events, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with the NTA Rule. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the Nasdaq, the Exchange Rule. Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Q.     May I redeem my Public Shares in connection with the vote on the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal?

A.     Yes. Under our Charter, the submission of a matter to amend certain provisions of our Charter entitles holders of Public Shares to redeem their shares for their pro rata portion of the funds held in the trust account established at the time of the IPO. Holders of Public Shares do not need to vote against the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Extension Amendment Proposal is approved, with respect to holders’ right to redeem, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to any Public Shares redeemed by holders in connection with the Extension Amendment Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete an Initial Business Combination on or before each Extension Date, if applicable. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on the Initial Business Combination.

Q.     Why is the Company proposing the Adjournment Proposal?

A.     To allow the Company more time to solicit additional proxies in favor of the Extension Amendment Proposal, in the event the Company does not receive the requisite stockholder vote to approve the Extension Amendment Proposal.

Q.     How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.     All of the Company’s directors, executive officers and their respective affiliates, as well as our Sponsors and initial stockholders, are expected to vote any shares of Common Stock over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal and the Adjournment Proposal.

Our executive officers and directors are not entitled to redeem such shares in connection with the Extension Amendment Proposal. On the Record Date, our initial stockholders held 6,096,921 shares of common stock (inclusive of shares owned by certain anchor investors and shares the Sponsor has agreed to transfer in connection with certain non-redemption agreements) representing approximately 65.5% of the Company’s issued and outstanding shares of Common Stock.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.36 per share, based on the amounts held in the Trust Account as of June 30, 2023 (as adjusted for a July withdrawal of interest to pay taxes)); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsors, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of Common Stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(1) of the Exchange Act) being at least $5,000,001.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Special

Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal. Public Shares owned prior to the mailing of this proxy statement may be voted at the meeting.

Q.     What vote is required to adopt the proposals?

A.     Extension Amendment Proposal.    The Extension Proposal must be approved by the affirmative vote of the holders of at least 65% of the outstanding shares of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Redemption Limitation Amendment Proposal.    The Redemption Limitation Amendment Proposal must be approved by the affirmative vote of the holders of at least 65% of the outstanding shares of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Adjournment Proposal.    The Extension Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Q.     What if I do not want to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal?

A.     If you do not want to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination.

Q.     Will you seek any further extensions to liquidate the trust account?

A.     Other than the eight (8) month-to-month Extensions from July 29, 2023 to March 29, 2024), the Extended Termination Date, as applicable, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q.     What happens if the Extension Amendment Proposal is not approved?

A.     If the Extension Amendment Proposal is not approved at the Special Meeting, it will trigger our automatic winding up, liquidation and dissolution of the Company pursuant to the terms of our Charter. No vote would be required from our stockholders to commence such a voluntary winding up, liquidation and dissolution under the terms of our Charter.

If we are forced to liquidate the Trust Account, we anticipate that we would distribute to our Public Stockholders the amount in the trust account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Stockholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the trust account or that a court would conclude that such agreements are legally enforceable.

Our stockholders as of immediately prior to our IPO, including our Sponsors and certain anchor investors (our “Initial Stockholders”), have agreed to waive their rights to participate in any liquidation of our trust account or other assets with respect to the shares of common stock held or controlled by our Initial Stockholders prior to the IPO (“Founder Shares”), and to vote their Founder Shares in favor of any dissolution and plan of distribution which we submit to a vote of stockholders.

Q.     If the Extension Proposal is approved, what happens next?

A.     If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate the Initial Business Combination until the Extended Termination Date on March 29, 2024, or an earlier date on which the Board otherwise determines in its sole discretion that it will not be able to consummate an Initial Business Combination by the Extended Termination Date and does not wish to seek an additional extension.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the amount remaining in the Trust Account and increase the percentage interest of Company shares of Common Stock held by the Company’s officers, directors and their affiliates.

Q:     What happens if the Redemption Limitation Amendment Proposal is not approved?

If the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares in an amount that would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Second Extension and we will not redeem any public shares in connection with the Second Extension Amendment Proposal, and the public stockholders will retain their shares and redemption rights.

Q.     Would I still be able to exercise my redemption rights in the future if I vote against any subsequently initial business combination?

A.     Yes. Unless you elect to redeem your shares in connection with this stockholder vote to approve the Extension Amendment Proposal, you will be able to vote on any subsequent Initial Business Combination when it is submitted to Stockholders. If you disagree with the Initial Business Combination, you will retain your right to vote against it and/or redeem your Public Shares upon consummation of the Initial Business Combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the Charter.

Q.     How do I change my vote?

A.     If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc. the Company’s proxy solicitation agent at: Toll Free: 877-870-8565; Collect: 206-870-8565, Email: ksmith@advantageproxy.com, prior to the commencement of the Special Meeting.

Q.     How are votes counted?

A.     The Company’s proxy agent, Advantage Proxy, Inc. will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Extension Amendment Proposal.    The Extension Proposal must be approved by the affirmative vote of the holders of at least 65% of the outstanding shares of Common Stock.

Redemption Limitation Proposal.    The Redemption Limitation Proposal must be approved by the affirmative vote of the holders of at least 65% of the outstanding shares of Common Stock.

Adjournment Proposal.    The Extension Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Abstentions and broker non-votes will have the same effect as a vote AGAINST the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal but will have no effect on the Adjournment Proposal.

If you do not want to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination.

Q:     If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A:     No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will be considered non-discretionary and therefore your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary Proposal because the holder of record has not received voting instructions from the beneficial owner.

Q:     What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:     Signed and dated proxies received by Williams Rowland without an indication of how the stockholder intends to vote on a proposal will be voted as recommended by the Board.

Q:     If I am not going to participate in the Special Meeting, should I return my proxy card instead?

A:     Yes. Whether you plan to attend the Special Meeting virtually or not, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. You may change your vote at any time before your proxy is voted at the Special Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the Internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the Special Meeting. If you hold your Public Shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com

Unless revoked, a proxy will be voted at the Special Meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted FOR each of the Proposals.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.     What is a quorum requirement?

A.     A quorum of Stockholders is necessary to hold a valid meeting. Holders of a majority of the issued shares entitled to vote at the Special Meeting, present in person (including virtually) or represented by proxy, constitute a quorum. In the absence of a quorum, the Special Meeting will either stand adjourned to the same day/time/place in the following week or will be adjourned to such other day/time/place as the board of directors decides. As of the Record Date for the Special Meeting, no Public Shares, in the aggregate, would be required to achieve a quorum.

Q.     Who can vote at the Special Meeting?

A.     Only holders of record of the Company’s Common Stock at the close of business on June 21, 2023 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. For the purposes of this Proxy Statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares of Common Stock. On the Record Date, there were 9,216,135 shares of Common Stock outstanding of the Company, including 3,466,135 outstanding Public Shares.

Stockholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person (including virtually) at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.     Does the Board recommend voting for the Extension Amendment Proposal and the Adjournment Proposal?

A.     Yes. The Board recommends that the Company’s Stockholders vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

Q.     What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A.     The Company’s directors, officers and their affiliates have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of insider shares and rights that will become worthless if the Extension Amendment Proposal is not approved. See the section entitled “Interests of the Company’s Directors and Officers.”

Q.     What if I object to the Extension Amendment Proposal? Do I have appraisal rights?

A.     Company Stockholders do not have appraisal rights in connection with the Extension Amendment Proposal.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.     How do I redeem my Public Shares of the Company?

A.     In connection with the Special Meeting and the vote on the Extension Proposal, each Public Stockholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, if you hold physical certificates for Public Shares, you must physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: Mark Zimkind, E-mail: mzimkind@continentalstock.com, no later than 5:00 p.m. on July 20, 2023 (two business days prior to the Special Meeting). If you hold your Public Shares in “street name” through a bank, broker or other nominee, you must deliver your shares to Continental Stock Transfer & Trust Company electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System two business days prior to the Special Meeting to demand redemption. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment. If you hold your shares as part of units, the units will need to be separated prior to demanding redemption which may take several days.

Q:     Who will solicit and pay the cost of soliciting proxies?

A:     Williams Rowland will pay the cost of soliciting proxies for the Special Meeting. Williams Rowland has engaged Advantage Proxy, Inc. (“Advantage”) to assist in the solicitation of proxies for the Special Meeting. Williams Rowland has agreed to pay Advantage a fee of up to $7,500, plus disbursements. Williams Rowland will reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. Williams Rowland will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. Williams Rowland’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact Williams Rowland’s proxy solicitor at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com

You may also obtain additional information about Williams Rowland from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated July 26, 2021 and filed with the SEC on July 28, 2021 pursuant to Rule 424(b)(4) (File No. 333- 257396), and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on April 18, 2023, and any that may be set forth in an Initial Business Combination Registration Statement on Form S-4. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

RISK FACTORS

You should consider carefully all of the risks described in (i) our final prospectus dated July 26, 2021, (ii) the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC and (iii) the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 filed with the SEC, and in other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment Proposal will enable us to complete a Business Combination.

Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Termination Date. Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved, the Company will be required to seek stockholder approval of an initial business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment Proposal and the Redemption Limitation Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination. Even if the Extension or an initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment Proposal and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

If we are deemed to be an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, we would expect to abandon our efforts to complete an initial business combination and liquidate the Trust Account.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted, including:

•        restrictions on the nature of our investments; and

•        restrictions on the issuance of securities.

In addition, we would be subject to burdensome compliance requirements, including:

•        registration as an investment company with the SEC;

•        adoption of a specific form of corporate structure; and

•        reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

As a result, if we were deemed to be an investment company under the Investment Company Act, we would expect to abandon our efforts to complete an initial business combination and liquidate the Trust Account. If we are required to do so, stockholders would no longer be able to receive any potential gain from an future initial business combination and their warrants would expire worthless.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business will be to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

To that end, the proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, the Trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term, we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act although there can be no assurance that the SEC will not take a different position as the SEC has indicated that it has serious questions concerning the applicability of the Investment Company Act to SPACs.

As a SPAC, we were formed for the sole purpose of completing an initial business combination. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of our IPO, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we will liquidate the securities held in the Trust Account prior to the end of the 24-month period after the effective date of our IPO registration statement, or July 26, 2023, and instead hold all funds in the Trust Account in cash or in an interest bearing bank account, which may reduce the dollar amount our public stockholders would receive upon any redemption or liquidation. Further, if we do not invest the proceeds held in the Trust Account as discussed above, we may be deemed to be subject to the Investment Company Act, and the loss you may suffer as a result of being deemed subject to the Investment Company Act may be greater than if we liquidated the securities held in the Trust Account and instead held such funds in cash or in an interest bearing bank account.

We do not believe that our principal activities will subject us to regulation under the Investment Company Act. However, if we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete the Business Combination. In such circumstances, we would expect to abandon our efforts to complete the Business Combination and liquidate the Trust Account. If we are unable to complete our initial business combination within the required time period and are required to liquidate the Trust Account, our public stockholders may receive only approximately $10.36 per share (based on the amount in the Trust Account as of June 30, 2023), or less in certain circumstances, on the liquidation of our Trust Account, and our warrants will expire worthless. If we are required to liquidate, you may lose all or part of your investment in the Company and our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire and become worthless.

In order to mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we will, prior to the end of the 24-month period after the effective date of our IPO registration statement, or July 26, 2023, instruct the Trustee to hold all funds in the Trust Account in cash or in an interest bearing bank account until the earlier of the consummation of the Business Combination or our liquidation. Any decision to hold all funds in the Trust Account in cash or in an interest bearing bank account may reduce the amount our public stockholders would receive upon any redemption or liquidation.

While the funds in our Trust Account may only be invested in U.S. government treasury bills with a maturity of 185 days or less, or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act, we will, prior to the end of the 24-month period after the effective date of our IPO registration statement, or July 26, 2023, instruct the Trustee to hold all funds in the Trust Account in cash or in an interest bearing bank account until the earlier of the consummation of the Business Combination or our liquidation in order to mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act. Any decision to hold all funds in the Trust Account in cash or in an interest bearing bank account, combined with any permitted withdrawals of interest held in the Trust Account to pay our taxes, may reduce the effective yield on the amounts in the Trust Account and the amount our public stockholders would receive upon any redemption or liquidation.

BACKGROUND

The Company

Williams Rowland was incorporated in Delaware on March 10, 2021 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. Williams Rowland had up to January 29, 2023 to consummate a Business Combination (if the time to complete a business combination is extended). If Williams Rowland is unable to complete its initial business combination within such period (as extended as described herein), it will (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares of common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to Williams Rowland (net of taxes payable), divided by the number of then outstanding public shares of common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of common stock (including the right to receive further liquidation distributions, if any), subject to applicable law. As promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, Williams Rowland will dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In December 2022, stockholders approved an extension of the deadline by which an initial business combination must be completed to July 29, 2023.

Following the closing of the IPO on July 29, 2021 and the underwriters’ exercise of over-allotment option on August 5, 2021, approximately $234.6 million from the net proceeds of the sale of the Public Units in the IPO and the sale of the Private Warrants was placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”). As of June 30, 2023, the balance in the Trust Account was $35.9 million (as adjusted for a July withdrawal of interest to pay taxes) reflecting redemptions in connection with a special meeting held in December 2022. The funds held in the Trust Account is and will be invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, so that Williams Rowland is not deemed to be an investment company under the Investment Company Act. except with respect to interest earned on the funds held in the Trust Account that may be released to Williams Rowland to pay its income or other tax obligations, the proceeds will not be released from the Trust Account until the earlier of the completion of a Business Combination or the redemption of 100% of the outstanding shares of common stock if Williams Rowland has not completed a Business Combination in the required time period. The proceeds held in the Trust Account may be used as consideration to pay the sellers of a target business with which Williams Rowland completes a Business Combination. Any amounts not paid as consideration to the sellers of the target business may be used to finance operations of the target business.

The Company is still in the process of identifying a potential business combination target company (the “Target”) for an initial business combination (the “Initial Business Combination”).

The mailing address of our principal executive office is: 450 Post Road East, Suite 120, Westport, CT 06880.

Failure to Timely to Complete an Initial Business Combination

Williams Rowland’s Charter, as amended in December 2022, provides that if Williams Rowland does not complete the Initial Business Combination by July 29, 2023, it would cease all operations except for the purpose of winding up the Company.

Williams Rowland and its board of directors have determined that there will not be sufficient time before July 29, 2023 to identify a company as the target for an initial business combination, negotiate the business combination agreement and file the Initial Business Combination Registration Statement related to the transaction, or to hold a Special Meeting to obtain stockholder approval of, and to consummate, the Initial Business Combination. Accordingly, Williams Rowland’s board has determined that, given Williams Rowland’s expenditure of time, effort and money on identifying a suitable company as a target business and completing its initial business combination, it is in the best interests of its stockholders to approve the Extension Amendment Proposal in order to further amend the Charter. Assuming that the Extension Amendment Proposal is so approved, and the Charter is amended, Williams Rowland will have to consummate an initial business combination before the Extended Termination Date.

You are not being asked to vote on any business combination at this time. If the Extension Amendment Proposal is implemented and you do not elect to redeem your public shares of common stock now, you will retain the right to vote on an Initial Business combination when it is submitted to stockholders and the right to redeem your public shares of common stock into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

If Williams Rowland’s board of directors determines that Williams Rowland will not be able to consummate an initial business combination by the Extended Termination Date, Williams Rowland would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares of common stock.

In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to Williams Rowland to pay franchise and income taxes, divided by the number of then outstanding public shares of common stock, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment Proposal and the Redemption Limitation Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Initial Business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment Proposal. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $35.9  million of marketable securities as of June 30, 2023 (as adjusted for a July withdrawal of interest to pay taxes). In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if Williams Rowland has not completed a business combination by the Extended Termination Date. Our sponsors, our officers and directors and our other initial stockholders, own an aggregate of 6,096,921 shares of our common stock (which include 375,000 founder shares were purchased by three anchor investors), that we refer to as the “Founder Shares”, issued prior to our initial public offering (“IPO”).

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsors, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsors, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.36 per share, based on the amounts held in the Trust Account as of June 30, 2023); (b) would represent in writing that such Public Shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsors, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of Common Stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Special Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or July 20, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of June 30, 2023, there was approximately $35.9 million in the Trust Account (as adjusted for a July withdrawal of interest to pay taxes). Based on that balance, the Company estimates that the per share redemption price would be approximately $10.36. The closing price of the Company’s Common Stock on June 21, 2023 was $10.33. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not approved and we do not consummate an Initial Business Combination by July, 2023, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In the event of a liquidation, our sponsors, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal. The approval of the Extension Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our board will retain the right to abandon and not implement the Extension Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on June 21, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on June 21, 2023 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof.

The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about July 14, 2023.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Special Meeting is 9,216,135. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of 4,608,068 shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters. As of the Record Date for the Special Meeting, no Public Shares, in the aggregate, would be required to achieve a quorum.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Extension Amendment Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Redemption Limitation Amendment Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Adjournment Proposal) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1 or 2 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Extension Amendment Proposal	65% of outstanding shares	No
Redemption Limitation Amendment Proposal	65% of outstanding shares	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Abstentions will count as a vote against each of the proposals.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that the Company’s initial stockholders, sponsors, officers, directors and advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that the Sponsors paid an aggregate of $25,000 for their Founder Shares and such securities will have a significantly higher value at the time of the Initial Business Combination;

•        the fact that if the Initial Business Combination is not approved, in accordance with our Charter, the 5,750,000 Founder Shares held by our Sponsor, our officers and directors and initial stockholders, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 11,100,000 Private Placement Warrants that were acquired simultaneously with the IPO in the private placement for an aggregate purchase price of $9,900,000, and the Private Placement Warrants acquired in connection with the exercise of the overallotment option for an aggregate purchase price of $1,200,000. Irrespective of existing lock-up agreements that impose restrictions on the transfer of the Founder Shares and Private Placement Warrants, such Founder Shares and Private Placement Warrants had an aggregate market value of approximately $59.4 million and $56,610 based on the last sale price of $10.33 and $0.0051, respectively, on the NYSE American on June 21, 2023;

•        if we are unable to complete a business combination and distribute the proceeds held in trust to our public stockholders, our sponsors have agreed (subject to certain exceptions) that they will be liable to ensure that the proceeds in the trust account are not reduced below $10.20 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us;

•        all rights specified in the Company’s Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Initial Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

•        our sponsors, officers, directors, initial stockholders or their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate the Initial Business Combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if the Initial Business Combination is not completed. As of June 21, 2023 no out-of-pocket expenses are owed to Williams Rowland’s officers, directors and Sponsors.

Additionally, if the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, the Extension is implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

•        You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.

•        You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

Your proxy is being solicited by our board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Advantage Proxy, Inc. (“Advantage”) a fee of $7,500 and reimburse Advantage’s out-of-pocket expenses. The Company will reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Karen Smith at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Stockholders

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Williams Rowland Acquisition Corp., 450 Post Road East, Suite 120, Westport, CT 06880; Attention: Secretary, or call the Company promptly at (203) 353-7610.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to Williams Rowland Acquisition Corp., 450 Post Road East, Suite 120, Westport, CT 06880; Attention: Secretary.

Redemption Rights

Pursuant to our currently existing charter, any holders of our public shares of common stock may demand that such shares be redeemed for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. If you properly exercise your redemption rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting),. For illustrative purposes, based on funds in the trust account of approximately $35.9 million on June 30, 2023 (as adjusted for a July withdrawal of interest to pay taxes), the estimated per share redemption price would have been approximately $10.36.

In order to exercise your redemption rights, you must:

•        submit a request in writing prior to 5:00 p.m., Eastern time on July20, 2023 (two business days before the Special Meeting) that we convert your Public Shares of common stock for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

And

•        deliver your shares of common stock either physically or electronically through DTC to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your shares of common stock as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights, your shares of our common stock will cease to be outstanding immediately prior to the Special Meeting (assuming the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Extension Amendment Proposal is not approved and we do not consummate an Initial Business Combination by July 29, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our rights to convert into common stock will be worthless.

Holders of outstanding units must separate the underlying shares of common stock and public warrants prior to exercising redemption rights with respect to the shares of common stock.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares of common stock and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares of common stock upon the separation of the public shares of common stock from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares of common stock and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares of common stock upon the separation of the public shares of common stock from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares of common stock to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
David “Tiger” Williams	6,036,921	65.5%
Bobby Morovati	20,000	*
Betsy L. Battle	20,000	*
William C. Kunkler	20,000	*
Youlanda Deveaux	—	*

All directors and executive officers as a group (5 individuals)	6,096,921	66.1%

Holders of 5% of more of our Common Stock(1)
Williams Rowland Sponsor LLC	6,096,921	66.1%

____________

*        Less than 1%.

(1)      Unless otherwise indicated, the business address of each of the individuals is c/o Williams Rowland Acquisition Corp., 450 Post Road East, Westport, CT 06880.

PROPOSAL 1: THE EXTENSION AMENDMENT PROPOSAL

This is a proposal to amend Williams Rowland’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which Williams Rowland has to consummate a business combination (the “Extension”) on a month-to-month basis up to eight (8) times from July 29, 2023 to March 29, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date”) (the “Extension Amendment Proposal”).

If the Extension Amendment Proposal is approved and the Extension is implemented, the Sponsor or its designee will deposit into the trust account established in connection with the IPO (the “Trust Account”)as a loan (a “Contribution,” and the Sponsor or its designee making such Contribution, a “Contributor”), for each month of the Extension, an amount equal to the lesser of (i) $50,000 or (ii) $0.02 per public share multiplied by the number of public shares outstanding, for an aggregate deposit of up to $400,000 if all monthly Extensions are exercised. Contributions will be made one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a Business Combination for an additional month (the “Contribution Date”). The Contributions will be evidenced by a non-interest bearing, unsecured promissory note to the Contributor (the “Contribution Note”) and will be repayable by the Company upon the earlier of the consummation of a Business Combination or the liquidation of the Company (the “Maturity Date”). If the Company does not consummate a Business Combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension. No Contribution will occur if the Extension Amendment Proposal is not approved or the Extension is not implemented. If the Company has consummated a Business Combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

All stockholders are encouraged to read the proposed Extension Amendment Proposal in its entirety for a more complete description of its terms. A copy of the proposed Extension Amendment Proposal is attached hereto as Annex A.

Reasons for the Proposed Extension Amendment Proposal

The purpose of the Extension Amendment Proposal is to allow Williams Rowland more time to complete its initial business combination. Williams Rowland’s Charter provides that Williams Rowland has only until July 29, 2023 to complete a business combination.

Failure to Timely Complete a Business Combination

Pursuant to the Company’s current Charter, if Williams Rowland does not complete its Initial Business Combination by July 29, 2023, Williams Rowland would cease all operations except for the purpose of winding up the Company.

Williams Rowland and its board of directors have determined that there will not be sufficient time before July 29, 2023 to complete an Initial Business Combination. Accordingly, Williams Rowland’s board has determined that, given Williams Rowland’s expenditure of time, effort and money on identifying any company as a target business, it is in the best interests of its stockholders to approve the Extension Amendment Proposal in order to amend the Charter. Assuming that the Extension Amendment Proposal is approved and the Charter amended, Williams Rowland will have to consummate an Initial Business Combination before the Extended Termination Date.

If Williams Rowland’s board of directors determines that Williams Rowland will not be able to consummate an initial business combination by the Extended Termination Date, Williams Rowland would then look to wind up the Company’s affairs and redeem 100% of the outstanding Public Shares.

In connection with the Extension Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to Williams Rowland to pay franchise and income taxes, divided by the number of then-outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Initial Business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $35.9 million of marketable securities as of June 30, 2022 (as adjusted for a July withdrawal of interest to pay taxes). In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if Williams Rowland has not completed an Initial Business Combination by the Extended Termination Date. Our sponsors, our officers and directors and our other initial stockholders, own an aggregate of 6,096,921 shares of our common stock (which include 375,000 shares purchased by three anchor investors for nominal consideration), which we refer to as the “Founder Shares”, issued prior to our initial public offering (“IPO”).

Factors to Consider

When you consider the recommendation of our board, you should consider, among other things, the following benefits and detriments of the proposals to you as the public stockholders:

•        Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Common Stock as of the Record Date. (See “Redemption Rights”).

•        Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $35.9 million of marketable securities as of         , 2023 (as adjusted for a July withdrawal of interest to pay taxes).

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should also keep in mind that Williams Rowland’s Sponsor, initial stockholders, officers and directors have interests in the proposals and the business combination that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        Williams Rowland’s Sponsor has a fiduciary obligation to their members and David B. Williams, (Williams Rowland’s Chief Executive Officer and Director) is the controlling member of our Sponsor. Mr. Williams has a fiduciary obligation to both Williams Rowland and the Sponsor, Williams Rowland Sponsor LLC, therefore may have a conflict of interest when voting.

•        If an initial business combination is not completed, Williams Rowland will be required to dissolve and liquidate. In such event, the 5,750,000 Founder Shares which were acquired prior to the IPO and 11,100,000 Private Placement Warrants included in the private placement which occurred simultaneously with the closing of the IPO and currently held by the initial stockholders, will be worthless because such holders have agreed to waive their rights to any liquidation distributions. The 5,750,000 Founder Shares (which include 375,000 shares purchased by three anchor investors) were purchased for an aggregate purchase price of $25,000 and had an aggregate market value of approximately $59.4 million, and the Private Placement Warrants had an aggregate market value of approximately $56,610, based on the closing price of $10.33 per share of Williams Rowland’s common stock and $0.0051 per warrant, in each case on the NYSE American as of June 21, 2023.

•        Because of these interests, Williams Rowland’s initial stockholders could benefit from the completion of a business combination that is not favorable to its public stockholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. In other words, Williams Rowland’s initial stockholders can earn a positive rate of return on their investment even if public stockholders experience a negative rate of return in the post-combination company.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our sponsor, Williams Rowland Sponsor LLC, is controlled by David B. Williams, a USA citizen. Mr. Williams is our chief executive officer. We do not expect the post-combination company to be considered a “foreign person” under the regulations administered by CFIUS. However, if our Initial Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business, this could delay us in consummating our business combination. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by July 29, 2023 (or, up to March 29, 2024 if the Extension Amendment Proposal is approved) due to the passage of time relating to any governmental review, or because any such review process drags on beyond such timeframe, or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. In such situation, Williams Rowland would (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to Williams Rowland (net of taxes payable and dissolution expenses), divided by the number of then outstanding shares of common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of common stock (including the right to receive further liquidation distributions, if any), subject to applicable law.

As promptly as reasonably possible following such redemption, Williams Rowland would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If we liquidate, our public stockholders may only receive $10.20 per share. This will also cause you to lose the investment opportunity in the target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If the Extension Amendment Proposal approved, the Company may extend the time to complete a business combination on an as-needed, month-to-month basis, until March 29, 2024.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or July 20, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of June 30, 2023, there was approximately $35.9 million in the Trust Account (as adjusted for a July withdrawal of interest to pay taxes). Based on the balance as of that date, the Company estimates that the per share redemption price would be approximately $10.36. The closing price of the Company’s common stock on June 21,

2023 was $10.33. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by July 29, 2023, as contemplated by our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants that were included in the units purchased in the public offering, which will be worthless in the event of our winding up. In the event of a liquidation, our sponsors, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

Required Vote

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of Common Stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal Notwithstanding stockholder approval of the Extension Amendment Proposal our board will retain the right to abandon and not implement the Extension Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on June 21, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Extension Amendment Proposal is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on an Initial Business Combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event an Initial Business Combination is approved and completed or the Company has not consummated an Initial Business Combination by the Extended Termination Date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Extension Amendment Proposal.

PROPOSAL 2: THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

We are proposing to amend the Charter in the form set forth in paragraphs 5, 6, 7 and 8 of Annex A attached to this Proxy Statement to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Amendment Proposal

The Board believes the opportunity to complete an Initial Business Combination is in the best interests of the Company and its stockholders. The purpose of such limitation was initially to ensure that, in connection with the Company’s Initial Business Combination and certain other events, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with the NTA Rule. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the NYSE American (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company believes that the Redemption Limitation is not needed and intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption at the time of our Initial Business Combination such that the Company’s net tangible assets would be less than $5,000,001 upon the completion thereof, the Charter could prevent the Company from completing the business combination even if all other conditions to closing are met.

We may decide to abandon either of the Charter Proposals at any time and for any reason prior to filing the Second Extension Amendment or the Redemption Limitation Amendment with the Secretary of State of the State of Delaware.

If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved, and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Second Extension and we will not redeem any public shares. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

If the Redemption Limitation Amendment Proposal is Approved

If the Redemption Limitation Amendment Proposal is approved (and the Second Extension Amendment Proposal is also approved), the Company shall procure that all filings required to be made with the Delaware Secretary of State in connection with the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are made and, assuming the Second Extension Amendment Proposal is approved, redeem Public Shares as necessary, irrespective of whether such redemptions exceed the Redemption Limitation.

The Board’s Recommendation for the Redemption Limitation Amendment Proposal

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its stockholders. The Board has approved and declared advisable adoption of the Redemption Limitation Amendment Proposal and unanimously recommends that you vote “FOR” such Proposal.

The Amended and Restated Charter currently includes a Redemption Limitation that limits the Company’s ability to consummate an initial Business Combination, or to redeem shares of common stock in connection with an initial Business Combination that does not allow the Company to redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) of less than $5,000,001. The Board has determined that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. However, the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange.

The Board believes the opportunity to complete a business combination is in the best interests of the Company and its stockholders.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Second Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Second Extension and have the opportunity to complete a business combination.

After careful consideration of all relevant factors, the Board determined that the Redemption Limitation Amendment is in the best interests of the Company and its stockholders.

Vote Required for Approval

The approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the common stock.

If you do not want the Redemption Limitation Amendment Proposal to be approved, you may abstain, not vote, or vote “AGAINST” the Proposal. Broker non-votes, abstentions or the failure to vote on this proposal will have the same effect as votes “AGAINST” such Proposal.

Recommendation of the Board

The Board unanimously recommends that our stockholders vote “FOR” the approval of the Redemption Limitation Amendment Proposal.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies or for such other reason as the chairman of the Special Meeting shall deem necessary. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the Special Meeting to a later date (which he would otherwise have under the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposal.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Special Meeting vote for the adjournment proposal, the chairman of the Special Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

THE SPECIAL MEETING

Date, and Time.    The Special Meeting will be held virtually on July 24, 2023 at 5: p.m., ET. Williams Rowland will be holding the Special Meeting, and any adjournments thereof, via teleconference using the following dial-in information:

US Toll Free	1-800-450-7155
International Toll	+1 857-999-9155
Participant Passcode	3409674#

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned Public Shares at the close of business on June 21, 2023, the Record Date for the Special Meeting. At the close of business on the Record Date, there were 9,216,135 shares of common stock outstanding, par value $0.0001 per share, each of which entitles its holder to cast one vote on the proposal. This includes 3,466,135 Public Shares.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Special Meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for this Special Meeting. The Company will pay that firm approximately $_____in fees, plus disbursements for such services.

Required Votes

Extension Amendment Proposal.    The Extension Proposal must be approved by the affirmative vote of at least 65% of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Redemption Limitation Amendment Proposal.    The Redemption Limitation Amendment Proposal must be approved by the affirmative vote of at least 65% of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Adjournment Proposal.    The Extension Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Charter), but the abstention will have no effect on the outcome of such proposal.

If you do not want to approve the Extension Amendment Proposal the Redemption Limitation Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Amendment Proposal unless our stockholders approve the Extension Amendment Proposal.

The Sponsor and all of the Company’s directors, executive officers, initial stockholders and their affiliates are expected to vote any Common Stock owned by them in favor of the Extension Amendment Proposal. On the Record Date, they beneficially owned and were entitled to vote 6,096,921 shares of Common Stock, representing approximately 66.1% of the Company’s issued and outstanding shares of Common Stock.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, the Extension Amendment is effective and the Initial Business Combination is consummated, we expect that the post-Initial Business Combination Company will hold its 2023 annual meeting of stockholders by December 31,2023. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q.

If the Extension Amendment Proposal is not approved and the Initial Business Combination is not consummated, there will be no annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. stockholders may notify the Company of their requests by calling or writing the Company’s proxy solicitation agent at :

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com

OTHER INFORMATION

The Company’s 2022 Annual Report on Form 10-K, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the meeting, upon written request to Secretary, Williams Rowland Acquisition Corp. at 450 Post Road East, Suite 120, Westport, CT 06880.

OTHER MATTERS TO BE PRESENTED AT THE SPECIAL MEETING

The Company did not have notice of any matter to be presented for action at the Special Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Special Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal or the Adjournment by contacting us at the following address or telephone number:

Williams Rowland Acquisition Corp.
450 Post Road East, Suite 120
Westport, CT 06880
(203) 353-7610

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than July 17, 2023.

Annex A

AMENDMENTS TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
WILLIAMS ROWLAND ACQUISITION CORP.

[•], 2023

Williams Rowland Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.      The name of the Corporation is “Williams Rowland Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 2, 2021. The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on May 19, 2021. The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on July 26, 2021 and was subsequently amended on December 22, 2022 (the “Amended and Restated Certificate”).

2.      This Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3.      This Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.      The text of Paragraph 9.1(b) of Article NINE is hereby amended and restated to read in full as follows:

“9.1 (b).    Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 25, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the Initial Business Combination; (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its Initial Business Combination within 24 months from the closing of the Offering which date the Company may extend to complete the Business Combination with eight (8) one-month extensions (an “Extension Date”), to March 29, 2024 (as applicable, the “Last Date”) as long as a deposit of the lesser of $50,000 or $0.02 per Offering Share (as defined below) that remains outstanding on July 29, 2023 is made with each monthly extension or (iii) the redemption of shares in connection with a stockholder vote to amend any provisions of this Amended and Restated Certificate as amended (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an Initial Business Combination to redeem 100% of such shares if the Corporation has not consummated an Initial Business Combination by the Deadline Date or (b) with respect to any other provision relating to stockholders’ rights or pre-Initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders”.

5.      The text of Paragraph 9.1(b) of Article NINE is hereby amended and restated to read in full as follows:

“(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.”

Annex A-1

6.      The full text of Paragraph 9.1(d) of Article Nine is hereby amended and restated to read in full as follows:

“(d) In the event that the Corporation has not consummated an initial Business Combination within by March 29, 2023 from the closing of the Offering, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten Business Days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

7.      The full text of Paragraph 9.1(e) of Article Nine is hereby amended and restated to read in full as follows:

“(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

8.      The full text of Paragraph 9.1(f) of Article Nine is deleted in its entirety.

Annex A-2

IN WITNESS WHEREOF, Williams Rowland Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

WILLIAMS ROWLAND ACQUISITION CORP.
By:
Name:	David B. Williams
Title:	Chief Executive Officer

Annex A-3

PROXY CARD
WILLIAMS ROWLAND ACQUISITION CORP.
PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on July 24, 2023: The Proxy Statement is available at https://www.cstproxy.com/williamsrowland/2023.

The undersigned hereby appoints David B. Williams and Bobby Morovati as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Williams Rowland Acquisition Corp. (the “Company”), to be held via teleconference as described in the Proxy Statement on July 24, 2023 at 4:00 p.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated July 14, 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.      PROPOSAL 1. EXTENSION AMENDMENT PROPOSAL — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION (THE “EXTENSION”) EIGHT (8) TIMES FOR AN ADDITIONAL ONE (1) MONTH EACH TIME UNTIL MARCH 29, 2024 IF APPROVED BY THE COMPANY’S BOARD OF DIRECTORS.

For ☐            Against ☐            Abstain ☐

1.      PROPOSAL 2. REDEMPTION LIMITATION AMENDMENT PROPOSAL — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE PROVISIONS THAT REDEMPTIONS MAY NOT BE MADE IF IT WOULD CAUSE THE COMPANY TO HAVE NET TANGIBLE ASSETS LESS THAN $5,000,001.

For ☐            Against ☐            Abstain ☐

2.      PROPOSAL 3. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE PROPOSAL 1.

For ☐            Against ☐            Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes    No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.